          As filed with the Securities and Exchange Commission on March 3, 2003
                                                     Registration No. 033-91226
                                                                       811-0602

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 9 [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 4 [X]

                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)

                               One Madison Avenue
                               New York, NY 10010

              (Address of depositor's principal executive offices)
                              ---------------------
                              Gary A. Beller, Esq.
               Senior Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010

                     (Name and address of agent for service)

                                   Copies to:
                Gary O. Cohen, Esq. and Thomas C. Lauerman, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.

                             Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [ ] on (date) pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [X] on May 2, 2003 pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL, which funds certain Variable Universal Life Insurance Policies.

                                  PROSPECTUS

                                      FOR

                           Group Variable Universal
                  Life Insurance Policies ("Group Policies")

                                   Issued by

                Metropolitan Life Insurance Company ("MetLife")

                                  May 1, 2003

This prospectus provides you with important information about MetLife's Group Variable Universal Life Policies and its Certificates.

The Group Policies are designed to provide:
..  Life insurance coverage for employees (and/or their spouses) of employers who purchase a Group Policy
..  Flexible premium payments, including the option of paying premiums through payroll deduction
..  A death benefit that varies because it includes the employee's cash value in addition to a fixed insurance amount
.. Ownership rights of employees set forth in a certificate ("Certificate") issued in connection with the Group Policy

Funding options for allocating premium payments to and transferring cash value among a fixed interest account and the Metropolitan Life Separate Account UL investment divisions which invest in the following corresponding fund ("Fund") portfolios:

Metropolitan Series Fund, Inc. portfolios (Class A):

Lehman Brothers(R) Aggregate Bond Index  Russell 2000(R) Index
State Street Research Diversified        T. Rowe Price Small Cap Growth
MetLife Stock Index                      Scudder Global Equity
Harris Oakmark Large Cap Value           Morgan Stanley EAFE(R) Index
State Street Research Investment Trust   Putnam International Stock
Janus Mid Cap

New England Zenith Fund series (Class A):

State Street Research Bond Income

Met Investors (formerly COVA) Series Trust portfolios (Class A):

Lord Abbett Bond Debenture

In some cases, the employer may limit which of these investments are available.

Separate prospectuses for the Metropolitan Series Fund, Inc., the New England Zenith Fund and the Met Investors Series Trust are available from us. They describe in greater detail an investment in the Portfolios listed above. Before purchasing a Certificate, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account. Certificates issued in your state may provide different features and benefits from, and impose different costs than, those described in this Prospectus. Your actual Certificate and any endorsements are the controlling documents. You should read the Certificate carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. This prospectus does not constitute an offering in any jurisdiction where such offering may not lawfully be made. Any representation otherwise is a criminal offense. Interests in the Separate Account and the Fixed Account are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                               TABLE OF CONTENTS

                                                                    Page
                                                                  in this
Subject                                                          Prospectus
-------                                                          ----------
Cover Pages
Summary of Benefits and Risks...................................      3
   Certificate Benefits.........................................      3
   Risks of a Certificate.......................................      4
   Risks of Investment in the Portfolios........................      5
Fee Tables......................................................      5
   Transaction Fees.............................................      5
   Periodic Charges Other Than Portfolio Operating Expenses
     and Optional Riders........................................      6
   Periodic Charges for Optional Riders.........................      7
   Portfolio Operating Expenses.................................      7
MetLife.........................................................      9
   The Fixed Account............................................      9
   Separate Account UL..........................................     10
   The Funds....................................................     10
       Voting Rights............................................     12
Issuing a Group Policy and a Certificate........................     12
Payment and Allocation of Premiums..............................     13
   Paying Premiums..............................................     13
   Maximum and Minimum Premium Payments.........................     13
   Allocating Net Premiums......................................     13
Insurance Proceeds..............................................     13
   Death Benefit................................................     14
   Alternate Death Benefit......................................     14
   Specified Face Amount........................................     14
   Income Plans.................................................     15
Cash Value, Transfers and Withdrawals...........................     15
   Cash Value...................................................     15
   Cash Value Transfers.........................................     16
   Surrender and Withdrawal Privileges..........................     18
   Benefit at Final Date........................................     18
Paid-Up Certificate Provision...................................     19
Loan Privileges.................................................     19
Optional Benefits Added By Rider................................     20
Charges and Deductions..........................................     21
   Certificate Charges..........................................     21
       Charge for Average Expected State Taxes Attributable
         to Premiums............................................     21
       Charges Included in the Monthly Deduction................     21
       Cost of Insurance........................................     21
       Administrative Charge....................................     22
   Charge Against the Seperate Account..........................     23
   Portfolio Company Charges....................................     23
   Other Charges................................................     23
Certificate Termination and Reinstatement.......................     23
Federal Tax Matters.............................................     24
Contacting Us...................................................     26
Rights We Reserve...............................................     26
Other Certificate Provisions....................................     27
Sales of Certificates...........................................     31
Financial Statements............................................     31

Summary of Benefits and Risks

This summary gives an overview of the Group Policy and Certificates and is qualified by the more detailed information in the balance of this Prospectus, the Group Policy and the Certificates. MetLife issues the Group Policy and Certificates.

Certificate Benefits

Premium Payment Flexibility. Generally, if elected by your employer, you may pay premiums through payroll deduction. If payroll deduction is not available, you may pay premiums to us on a monthly, quarterly or annual basis. You may, with certain restrictions, make premium payments in any amount and at any frequency.

However, you may also be required to make an unscheduled premium payment so that the Certificate will remain in force. The Certificate will remain in force until its Final Date as long as the cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.

Cash Value. Your cash value in the Certificate reflects your premium payments, the charges we deduct, interest we credit if you have cash value in our fixed interest account, any investment experience you have in our Separate Account, as well as your loan and withdrawal activity.

Transfers and Systematic Investment Strategies. You may transfer cash value among the funding options, subject to certain limits. If elected by your employer, you may also choose among four systematic investment strategies: the Equity Generator/SM/, the Equalizer/SM/, the Allocator/SM/, and the Rebalancer/SM/.

Specified Face Amount of Insurance. Within certain limits, you may choose your specified face amount of insurance when the Certificate is issued. You may also increase the amount at certain times determined by your employer and subject to our underwriting requirements. In certain cases, we will automatically increase the specified face amount at each employee's salary increase on dates chosen by the employer. You may also decrease the specified face amount.

Death Benefit. The death benefit is the specified face amount of the Certificate plus the Certificate cash value at the date of death of the covered person.

Income Plans. The insurance proceeds can be paid under a variety of income plans that are available under the Certificate.

Surrenders, Partial Withdrawals and Loans. Within certain limits, you may take partial withdrawals and loans from the Certificate. You may also surrender the Certificate for its cash surrender value.

Paid-up Certificate Benefit. You can choose to terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit within the terms set forth in the Certificate. ("Paid-up" means no further premiums are required.)

Tax Advantages. If you meet certain requirements, you will not pay income taxes on withdrawals or surrenders or at the Final Date of the Certificate, until your cumulative withdrawn amounts exceed the cumulative premiums you have paid. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit. As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Optional Rider Benefits. You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction.

Risks of a Certificate

This Prospectus discusses the risks associated with purchasing the Certificate. Other prospectuses discuss the risks associated with investment in the Fund described therein. These prospectuses are being provided to you in addition to this Prospectus because each of the Separate Account UL investment divisions identified above invests solely in a corresponding "Portfolio" of a Fund.

The purchase of the Certificate involves risk. You could lose money. You might have to pay additional amounts of premium to avoid losing the life insurance protection you purchased through a Certificate.

Investment Risk. MetLife does not guarantee the investment performance of the variable investment options and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct certain Certificate fees and charges from your Certificate's cash value, which can significantly reduce your Certificate's cash value. During times of poor investment performance, this deduction will [may] have an even greater impact on your Certificate's cash value. It is possible to lose your full investment and your Certificate could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, then we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.

Surrender and Withdrawal Risks. The Certificates are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. You should purchase a Certificate only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Certificate if you intend to surrender all or part of the Certificate's cash value in the near future.

Risk of Certificate Termination. Your Certificate may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay the monthly deduction your Policy will terminate without value unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Certificate does terminate, your insurance coverage will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). Lapse of a certificate on which there is an outstanding loan may have adverse tax consequences.

Certificate Charge and Expense Increase. We have the right to increase certain Certificate charges.

Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Certificate based on expected tax benefits relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

Risks of Investment in the Portfolios

A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the prospectus for each of the Funds attached at the end of this prospectus. There is a possibility that fees and expenses of the Portfolios may increase (or decrease). There is no assurance that any of the Portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Certificate. These charges set forth in the first three tables can vary, pursuant to terms of the Group Policy under which the Certificate is issued. In certain cases, we have the right to increase our charges for new Certificates, as well as for Certificates already outstanding. The maximum charges in such cases are shown in the far right-hand columns of each of the first three tables below.

Transaction Fees

This table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender the Certificate, or transfer cash value among the variable investment options or the Fixed Account.

The Current Amount Deducted represents an amount that would be deducted from a hypothetical group that is representative of the groups to whom the
 Group Policy is offered. The amount may not reflect the actual amount currently deducted for any current Policy owner, since the current amount deducted varies from group to group based on the anticipated experience of the group.

                       When Charge is    Current Amount      Maximum Amount
         Charge           Deducted          Deducted         We Can Deduct
   -------------------------------------------------------------------------
   Charge for average  On payment of  An amount equal to    Up to 5% of each
   expected state and  premium        current estimate of   premium payment
   local taxes                        taxes we will
   attributable to                    actually pay for your
   premiums/1/                        group
   -------------------------------------------------------------------------
   Charge for expected On payment of  0.35% of each         Same as Current
   federal taxes       premium        premium payment       Amount
   attributable to
   premiums/1/
   -------------------------------------------------------------------------

                        When Charge is   Current Amount   Maximum Amount
          Charge           Deducted         Deducted      We Can Deduct
     ---------------------------------------------------------------------
     Surrender,       On surrender,           None      Up to $25 per
     Withdrawal and   withdrawal or loan                surrender,
     Loan Transaction                                   withdrawal or loan
     Fees/2/

--------
/1/ Rather than deducting this charge from each premium payment you make, we have the option of deducting an equivalent amount as part of the monthly deduction. In that case, the amount of the deduction will be based on the amount of premium payments received under all Certificates issued in connection with the Group Policy. We will waive the state premium tax charge for Internal Revenue Code Section 1035 exchanges from any other policy to a Certificate. We will also waive the state premium tax charge as well as the charge for expected federal taxes attributable to premiums for 1035 exchanges from another MetLife policy to a Certificate.

/2/ Generally, we will not make any transaction charge for the surrender of a Certificate because of the termination of an employer's participation in the Group Policy. See your Certificate for more details.

Periodic Charges Other Than Portfolio Operating Expenses and Optional Riders

This table describes other fees and expenses that you will pay periodically during the time that you own the Certificate, not including charges for optional features (riders) or the fees and expenses of the Portfolios. The Current Amount Deducted represents an amount that would be deducted from a hypothetical group that is representative of the groups to whom the Group Policy is offered. The amount may not reflect the actual amount currently deducted for any current Policy owner, since the current amount deducted varies from group to group based on the anticipated experience of the group.

                                 When Charge is     Current Amount        Maximum Amount
           Charge                   Deducted           Deducted           We Can Deduct
--------------------------------------------------------------------------------------------
Cost of Term Insurance*        On each monthly
                               anniversary of the
Highest and Lowest Charge      Certificate
Among All Possible Insureds

Charge for a [representative
certificate owner]
--------------------------------------------------------------------------------------------
Mortality and Expense Risk     Daily against the   Effective annual    Effective annual rate
Charge**                       cash value in the   rate of .45% of the up to .90%
                               Separate Account    cash value in the
                                                   Separate Account
--------------------------------------------------------------------------------------------
Administrative Charge          On each monthly                         $5 per Certificate
                               anniversary of the
                               Certificate
--------------------------------------------------------------------------------------------

--------
* The cost of insurance charge varies based on anticipated variations in our costs or risks associated with the group or individuals in the group that the charge was intended to cover. The cost of insurance charge may not be representative of the charge that any particular Certificate owner would pay. See "Charges and Deductions--Cost of Insurance" for a more detailed discussion of factors affecting this charge. You can obtain more information about the cost of insurance or other charges that would apply by contacting your insurance sales representative. If you would like, we will provide you with an illustration of the impact of these and other charges under the Certificate based on various assumptions.
** We may determine differences in this charge for different employer groups based on differences in the levels of mortality and expense risks. See "Charges and Deductions--Certificate Charges--Charge Against the Separate Account" below for a fuller description of how this charge may vary.

Periodic Charges for Optional Riders

This table describes the charges you will pay periodically for any of the indicated optional benefits ("riders") that you may be eligible to choose to add to your Certificate.

The Current Amount Deducted represents an amount that would be deducted from a hypothetical group that is representative of the groups to whom the Group Policy is offered. The amount may not reflect the actual amount currently deducted for any current Policy owner, since the current amount deducted varies from group to group based on the anticipated experience of the group.

                                      When Charge is   Current Amount Maximum Amount
         Optional Feature                Deducted         Deducted    We Can Deducted
-------------------------------------------------------------------------------------
Disability Waiver of Monthly        On each monthly
Deduction Benefit                   anniversary of the
                                    Certificate
Highest and Lowest Charge Among
All Possible Insureds

Charge for a [representative
certificate owner]
-------------------------------------------------------------------------------------
Accelerated Benefits Option         On each monthly
                                    anniversary of the
Highest and Lowest Charge Among     Certificate
All Possible Insureds

Charge for a [representative
certificate owner]
-------------------------------------------------------------------------------------
Accidental Death Benefit            On each monthly
                                    anniversary of the
Highest and Lowest Charge Among     Certificate
All Possible Policies

Charge for a [representative
certificate owner]
-------------------------------------------------------------------------------------
Accidental Death or Dismemberment   On each monthly
Benefit                             anniversary of the
                                    Certificate
Highest and Lowest Charge Among
All Possible Policies

Charge for a [representative
certificate owner]
-------------------------------------------------------------------------------------
Dependent Life Benefits             On each monthly
                                    anniversary of the
                                    Certificate
-------------------------------------------------------------------------------------

Portfolio Operating Expenses

Each of the Funds pays an investment management fee. Each of the Funds also incurs other direct expenses (see the Fund Prospectus and Statement of

Additional Information referred to therein). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using. The Funds offer various classes of shares each of which has a different level of expenses. For the Funds we offer only Class A shares under the Certificates.

The following table sets forth the fees and expenses that the Portfolios will pay and that therefore a Certificate owner will indirectly pay periodically during the time that he or she owns the Certificate. The table shows the lowest and highest fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2002, before and after any contractual expense subsidy or expense deferral.

                                                                Lowest* Highest*
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees,
distribution (Rule 12b-1) fees and other expenses)                   %       %
--------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses (net of any
contractual expense subsidy or expense deferral)                     %       %

--------
*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2002 or expected to occur during the 12 months ended December 31, 2003.

This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2002.

                                                                              Gross    Net Total
                                                                              Total   Contractual
                                                   Management  Other   12b-1  Annual    Annual
                                                      Fees    Expenses Fees  Expenses  Expenses
-------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc. (Class A)
-------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
-------------------------------------------------------------------------------------------------
State Street Research Diversified/(a)/*
-------------------------------------------------------------------------------------------------
MetLife Stock Index
-------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value/(a)/*
-------------------------------------------------------------------------------------------------
State Street Research Investment Trust/(a)/*
-------------------------------------------------------------------------------------------------
Janus Mid Cap
-------------------------------------------------------------------------------------------------
Russell 2000(R) Index/(c)/
-------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth
-------------------------------------------------------------------------------------------------
Scudder Global Equity
-------------------------------------------------------------------------------------------------
Morgan Stanley EAFE(R) Index/(c)/*
-------------------------------------------------------------------------------------------------
Putnam International Stock/(a)/*
-------------------------------------------------------------------------------------------------
New England Zenith Fund series (Class A) State
Street Research Bond Income+
-------------------------------------------------------------------------------------------------

                                                                              Gross    Net Total
                                                                              Total   Contractual
                                                   Management  Other   12b-1  Annual    Annual
                                                      Fees    Expenses Fees  Expenses  Expenses
-------------------------------------------------------------------------------------------------
Met Investors (formerly COVA) Series Trust
portfolios (Class A) Lord Abbett Bond
Debenture+/(b)/

--------
+ On April 29, 2002, the State Street Research Income Portfolio of the Metropolitan Series Fund was merged into the State Street Research Bond Income Portfolio of the New England Zenith Fund, and the Loomis Sayles High Yield Bond Portfolio of the Metropolitan Series Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust.

/(a)/ The Metropolitan Series Fund directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. In addition, the Fund has entered into arrangements with its custodian whereby credits realized as a result of this practice were used to reduce a portion of each Portfolio's custodian fees.

/(b)/ Met Investors Advisory LLC and Met Investors Series Trust have entered into an expense limitation agreement whereby the total of management fees and other expenses of the Lord Abbett Bond Debenture Portfolio will not exceed .70% per annum. Under certain circumstances, any fees waived or expenses reimbursed by the investment manager may, with the approval of the Trust's Board of Trustees, be repaid by the Portfolio to the investment manager. The agreement may be terminated at any time after February 12, 2004.

/(c)/ MetLife Advisers and the Metropolitan Series Fund have entered into an Expense Agreement under which MetLife Advisers will waive investment management fees, and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of certain Portfolios of the Metropolitan Series Fund, so that annualized Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the following percentages: .55% for the Russell 2000 Index Portfolio and .75% for the Morgan Stanley EAFE Index Portfolio.

MetLife

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868.

The Fixed Account

The Fixed Account is part of our general assets that are not in any legally segregated separate accounts. The minimum guaranteed interest rate will vary based on the provisions stated in the Certificate but will never be lower than 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account.

We credit the guaranteed and excess interest on each Valuation Date. We guarantee the credited interest, and it becomes part of the Certificate's cash value in the Fixed Account. We charge the portion of the monthly deduction that is deducted from the Fixed Account against the most recent premiums paid and interest credited thereto.

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months. Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Group Policy and the Certificate give you more information on the operation of the Fixed Account.

Separate Account UL

The Separate Account receives premium payments from the Group Policies and Certificates described in this Prospectus and other variable life insurance policies that we issue. The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deduct and other excess amounts in the Separate Account or we can transfer the excess out of the Separate Account.

[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of a Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. In some cases, your employer retains the right to allocate the portion of any net premiums it pays (rather than any premiums you pay). If so, the Certificate will state this. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

The Funds

[SIDEBAR: You should carefully review the investment objectives, strategies, and risks of each Portfolio which are described in the prospectus for each Fund you have also received.]

Each of the Funds is a "series" type of mutual fund, which is registered as an open-end management investment company under the 1940 Act. Each Fund is divided into Portfolios, each of which represent a different class of stock in which a corresponding investment division of the Separate Account invests. Not all of the Portfolios of a Fund are available in connection with the Certificates. You should read each Fund prospectus, which you have also received. It contains information about each Fund and its Portfolios, including the investment objectives, strategies, risks and investment advisers that are associated with each Portfolio. It also contains information on our different separate accounts and those of our affiliates that invest in each Fund and the risks related thereto.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same money managers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

As of the end of each Valuation Period (see "Valuation period" description below in "Other Certificate Provisions--When Your Requests Become Effective"), we purchase and redeem Fund shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:
..  The allocation of net premiums to the Separate Account.
.. Dividends and distributions on Fund shares that are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no effect on the cash value in the Separate Account).

.. Certificate loans and loan repayments allocated to the Separate Account. .. Transfers to and among investment divisions.
..  Withdrawals and surrenders taken from the Separate Account.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:

       Metropolitan Series Fund, Inc.               Adviser: MetLife Advisers, LLC
------------------------------------------------------------------------------------------
      Portfolio            Sub-Adviser                   Investment Objective
------------------------------------------------------------------------------------------
Lehman Brothers(R)    Metropolitan Life      To equal the performance of the Lehman
Aggregate Bond Index  Insurance Company      Brothers Aggregate Bond Index.
------------------------------------------------------------------------------------------
MetLife Stock Index   Metropolitan Life      To equal the performance of the Standard &
                      Insurance Company      Poor's 500(R) Composite Stock Price Index.
------------------------------------------------------------------------------------------
State Street Research State Street Research  High total return while attempting to limit
Research Diversified  & Management           investment risk and preserve capital.
                      Company
------------------------------------------------------------------------------------------
Harris Oakmark Large  Harris Associates L.P. Long-term capital appreciation.
Cap Value
------------------------------------------------------------------------------------------
State Street Research State Street Research  Long-term growth of capital and income.
Investment Trust      & Management
                      Company
------------------------------------------------------------------------------------------
Janus Mid Cap         Janus Capital          Long-term growth of capital.
                      Management, LLC
------------------------------------------------------------------------------------------
Russell 2000(R) Index Metropolitan Life      To equal the return of the Russell 2000
                      Insurance Company      Index.
------------------------------------------------------------------------------------------
T. Rowe Price Small   T. Rowe Price          Long-term growth of capital.
Cap Growth            Associates Inc.
------------------------------------------------------------------------------------------
Scudder Global Equity Deutsche Investment    Long-term growth of capital.
                      Management Americas
                      Inc.
------------------------------------------------------------------------------------------
Morgan Stanley        Metropolitan Life      To equal the performance of the MSCI EAFE
EAFE(R) Index         Insurance Company      Index.
------------------------------------------------------------------------------------------
Putnam International  Putnam Investment      Long-term growth of capital.
Stock                 Management, LLC
------------------------------------------------------------------------------------------
     New England Zenith Fund (Class A)              Adviser: MetLife Advisers, LLC
------------------------------------------------------------------------------------------
State Street Research State Street Research  A competitive total return primarily from
Bond Income (formerly & Management           investing in fixed-income securities.
Back Bay Advisors     Company
Bond Income)
------------------------------------------------------------------------------------------
 Met Investors (formerly COVA) Series Trust
                 (Class A)                       Adviser: Met Investors Advisory, LLC
------------------------------------------------------------------------------------------
Lord Abbett Bond      Lord, Abbett & Co.     To provide high current income and the
Debenture                                    opportunity for capital appreciation to
                                             produce a high total return.
------------------------------------------------------------------------------------------

The Portfolio Share Classes That We Offer

The Funds offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Certificate. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Certificate. The following classes of shares are available under the Certificate:
..  For the Metropolitan Series Fund, Inc., the New England Zenith Fund and the
   Met Investors Series Trust, we offer Class A shares only.

Voting Rights

[SIDEBAR: You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Certificate.]

The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Certificate based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that partic The Funds have shareholder meetings from time to time to, for example, elect directors and approve some changes to investment management arrangements. We will vote the shares of each Portfolio that are attributed to the Certificate based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

Issuing a Group Policy and a Certificate

[SIDEBAR: We will issue a Certificate to you as owner. Unless your employer has reserved otherwise, you will have all the rights under the Certificate including the ability to name a new owner or contingent owner.]

We may issue a Group Policy to an employer or association ("employer") or to a trust through which an employer participates. Generally, the minimum number of people in a group that is required before we will issue a Group Policy directly to an employer is 200 lives. We reserve the right to issue a Group Policy or provide coverage to an employer that does not meet this minimum.

Employees of employers and members of associations ("employees") may own Certificates issued under their employer's Group Policy. If you want to own a Certificate, then you must complete an enrollment form, which must be received by the Administrative Office. We reserve the right to reject an enrollment form for any reason permitted by law, and our acceptance of an enrollment form is subject to our underwriting rules.

Generally, we will issue a Certificate only to an eligible employee, or a spouse of an eligible employee when permitted by the employer. The person upon whose life the Certificate is issued is called the covered person. The owner is generally the employee unless the enrollment form designates someone else as owner. For the purpose of computing the covered person's age under the Certificate, we start with the covered person's age on a day selected by your employer. Age can be measured from December 31st in a given year, or from any other date agreed to by your employer and us.

The Date of Certificate is set forth in the Certificate and is the effective date for life insurance protection under the Certificate. We use the Date of Certificate to calculate the Certificate years (and Certificate months and monthly anniversaries).

Payment and Allocation of Premiums

[SIDEBAR: You can make planned periodic premium payments and unscheduled premium payments.]

The payment of premiums will not guarantee that your Certificate will remain in force. Rather, this depends on the Certificate's cash surrender value.

Paying Premiums

You can make premium payments, subject to certain limitations discussed below, through:
.. Payroll Deduction: Where provided by your employer, you may pay premiums through payroll deduction. Your employer may require that you pay a minimum monthly amount in order to use payroll deduction. Your employer may send payroll deductions to us as much as 30 days after the deduction is made.
..  Planned periodic payments:  If there is no payroll deduction available, you may elect to pay premiums monthly, quarterly or annually.
.. Unscheduled premium payment option: You can make premium payments at any time.

Maximum and Minimum Premium Payments
..  The first premium may not be less than the planned premium.
..  Unscheduled premium payments must be at least $100 each. We may change this minimum amount on 90 days notice to you.
.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Certificate from terminating. We will let you make premium payments that would turn the Certificate into a modified endowment contract, but we will promptly tell you of this status, and if possible, we will tell you how to reverse the status.

Allocating Net Premiums

[SIDEBAR: Net premiums are your premiums minus the charges deducted from your premiums.]

Generally, you indicate on your enrollment form the initial allocation of net premiums (your premiums minus the charges deducted from your premiums) among the Fixed Account and the investment divisions of the Separate Account. In some cases, your employer has the right to allocate the portion of any net premiums it pays (but not any premiums that you pay) until the covered person retires (if the covered person is employed by your employer) or the Certificate becomes portable. The Certificate includes a description of your right to allocate net premiums.

The percentage of your net premium allocation into each of these investment options must be a minimum of 10% and in whole numbers. You can change your allocations at any time by giving us written notification at our Administrative Office or in any other manner that we permit.

Insurance Proceeds

If the Certificate is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the covered person's date of death. We will pay this amount after we receive documents that we request as due proof of the covered person's death. The beneficiary can receive the death benefit in a single sum or under an income plan described below. You may make this choice during the covered person's lifetime. If no selection is made we will place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:
..  The death benefit provided on the date of death or the alternate death benefit; plus
..  Any additional insurance proceeds provided by rider; minus
.. Any unpaid Certificate loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

Death Benefit

[SIDEBAR: The Certificate provides a death benefit which includes the cash value of the Certificate.]

The death benefit varies and equals the specified face amount of insurance of the Certificate plus the cash value on the date of death.

Alternate Death Benefit

In order to ensure that the Certificate qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit. The alternate death benefit is as follows:

                Age of Covered Person at Death % of Cash Value*
                -----------------------------------------------
                         40 and less                 250%
                             45                      215%
                             50                      185%
                             55                      150%
                             60                      130%
                             65                      120%
                             70                      115%
                          75 to 90                   105%
                             95                      100%

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* For the ages not listed, the percentage decreases by a ratable portion for each full year.

In no event will the death benefit be less than the insurance amount required under current Federal income tax rules applicable to the definition of life insurance.

Specified Face Amount

[SIDEBAR: You can generally increase or decrease the Certificate's specified face amount.]

The specified face amount is the basic amount of life insurance specified in the Certificate. The Minimum Specified Face Amount is the smallest amount of specified face amount for which a Certificate may be issued, and is set forth in the Certificate. This amount will never be less than $10,000.

Generally, you may change your specified face amount subject to certain limitations. Any change you request will be effective on the monthly anniversary on or next following our approval of your request. You are permitted to decrease the specified face amount to as low as the Minimum Specified Face Amount set forth in the Certificate.

You may request an increase on a date or dates determined by your employer and set forth in the Certificate. If you are a qualifying employee, we will make automatic increases in the specified face amount when your salary increases on a date or dates determined by your employer. However, you can notify us in writing that you do not desire such automatic increases. Any requirements as to the minimum amount of an increase are set forth in the Certificate. Any increase is subject to our underwriting rules which may include a requirement for evidence satisfactory to us of the covered person's insurability.

Before you change your specified face amount you should consider the following:
..  The insurance portion of your death benefit will likely change. This will affect the insurance charges, cash value and death benefit levels;
.. Reducing your specified face amount in the first 15 Certificate years may result in our returning an amount to you which could then be taxed on an income first basis, even if the Certificate is not a modified endowment contract;
.. The amount of additional premiums that the tax laws permit you to pay into the Certificate may increase or decrease. The additional amount you can pay without causing the Certificate to be a modified endowment contract for tax purposes may also increase or decrease; and
.. The Certificate could become a modified endowment contract in certain circumstances.

Income Plans

[SIDEBAR: Generally you can receive the Certificate's insurance proceeds under an income plan instead of in a lump sum.]

The insurance proceeds can generally be paid under a variety of income plans. We currently make the following income plans available:
..  Interest Income
..  Installment Income for a Stated Period
..  Installment Income of a Stated Amount
..  Single Life Income-Guaranteed Payment Period
..  Joint and Survivor Life Income & Single Life Income-Guaranteed Return

Before you purchase an income plan you should consider:
.. The tax consequences associated with the Certificate proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax advisor about tax consequences; and
..  That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:
..  Interest Income & Installment Income for a Stated Period
..  Installment Income for a Stated Amount
..  Single Life Income-Guaranteed Payment Period
..  Single Life Income-Guaranteed Return
..  Joint and Survivor Life Income

Cash Value, Transfers and Withdrawals

Cash Value

[SIDEBAR: The Certificate is designed to accumulate cash value.]

The Certificate's cash value equals:
..  The Fixed Account cash value, plus
..  The Loan Account cash value, plus

..  The Separate Account cash value.

The Certificate's cash surrender value equals your cash value minus:
..  Any outstanding Certificate loans (plus accrued interest);
.. Any accrued and unpaid monthly deduction; and .. Surrender transaction fee, if any.

The Separate Account cash value allocated to each investment division is calculated as follows:

  Unless the Group Policy is still in its first year, we will, on the Investment Start Date for the Certificate, allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your enrollment form or a subsequent reallocation request. See "Investment Start Date" description below in "Other Certificate Provisions--When Your Requests Become Effective."
..  If the Group Policy is still in its first year, we will make this allocation
   20 days after the Investment Start Date.
..  Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:
..  The cash value in the investment division at the beginning of the Valuation
   Period; plus
..  All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus
..  All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus
..  The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus
.. The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period.

The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

Cash Value Transfers

The minimum amount you may transfer is $200 or, if less, the total amount in an investment option. You may make transfers at any time after the Investment Start Date. In some cases, your employer retains the right to transfer the portion of any net premiums it pays (but not any premiums you pay). The Certificate will set forth any such employer rights. In some cases, the maximum amount that you may transfer or withdraw from the Fixed Account in any Certificate year is the greater of .. $200; and
..  25% of the largest amount in the Fixed Account over the last four
   Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

This limit does not apply to
..  a full surrender
..  any loans taken
..  any transfers under a systematic investment strategy

The Certificate includes a description of your cash value transfer rights. We do not charge for transfers. Currently, transfers are not taxable transactions. The Fund may restrict or refuse certain transfers among or purchases of shares in a Portfolio as a result of certain market timing activities. You should read Fund's prospectus for more details.

We reserve the right to refuse to accept any transaction request where the request would tend to disrupt the administration of the Group Policy or the Certificates or is not in the best interest of Certificate owners or the Separate Account.

Systematic Investment Strategies. For certain groups, you can choose one of four currently available strategies described below. Your employer can inform you whether these investment strategies are available. You can also change or cancel your choice at any time.

Equity Generator /SM/. Allows you to transfer an amount equal to the interest earned in the Fixed Account in any Certificate month equal to at least $20 to the MetLife Stock Index investment division. The transfer will be made at the beginning of the Certificate month following the Certificate month in which the interest was earned.

Equalizer /SM/. Allows you to periodically equalize amounts in your Fixed Account and the MetLife Stock Index investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Certificate anniversary.

Rebalancer/SM/. Allows you to periodically redistribute amounts in the Fixed Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.

Allocator/SM/. Allows you to systematically transfer money from the Fixed Account to any investment division(s). You must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:
.. A specific amount until the cash value in the Fixed Account is exhausted; .. A specific amount for a specific number of months; or .. Amounts in equal installments until the total amount you have requested has been transferred.

Transfers by Telephone. We may, if permitted by state law, decide in the future to allow you to make transfer requests, changes to Systematic Investment Strategies and allocations of future net premium by phone. The following procedures would apply:
.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you, as long as that person follows our procedures.
.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.
..  All telephone calls will be recorded.
..  You will receive a written confirmation of any transaction.

.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

Surrender and Withdrawal Privileges

[SIDEBAR: You can surrender the Certificate for its cash surrender value.]

We may ask you to return the Certificate before we honor your request to surrender the Certificate. The proceeds will be paid in a single sum. If the covered person dies after you surrender the Certificate but before the end of the Certificate month in which you surrendered the Certificate, we will pay your beneficiary an amount equal to the difference between the Certificate's death benefit and its cash value, computed as of the surrender date.

You can make partial withdrawals if:
..  The withdrawal is at least $200.
.. In some cases, the amount you request to withdraw from the Fixed Account is not more than the greater of (a) $200, and (b) 25% of the largest amount in the Fixed Account over the last four Certificate years (or since the Date of Certificate if the Certificate has been in effect for less than four years).

The Certificate includes a description of your rights to make partial withdrawals. If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller withdrawal or surrender the Certificate. We will deduct your withdrawal from the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

As regards payment of amounts attributable to a check, we can wait for a reasonable time (15 days or less) to let the check clear.

Before surrendering the Certificate or requesting a partial withdrawal you should consider the following:
..  Transaction fees of up to $25 (but not greater than 2% of the amount withdrawn) may apply, if the Certificate so states.
..  Amounts received may be taxable as income and, if your Certificate is a modified endowment contract, subject to certain tax penalties.
..  If you also decrease your specified face amount at the time of the withdrawal, the Certificate could become a modified endowment contract.
.. For partial withdrawals, your death benefit will decrease, generally by the amount of the withdrawal.

In some cases you may be better off taking a Certificate loan, rather than a partial withdrawal.

Benefit at Final Date

The Final Date is the Certificate anniversary on which the covered person reaches age 95. Subject to certain conditions, we will allow you to extend that date where permitted by state law. If the covered person is living on the Final Date, we will pay the cash surrender value of the Certificate to the Certificate owner (generally the employee). The Certificate owner will receive the cash surrender value in a single sum.

Paid-Up Certificate Provision

Under this provision, you can choose to terminate the death benefit (and any riders in effect) and use all or part of the cash surrender value as a single premium for a "paid-up" benefit under the Certificate. ("Paid-up" means no further premiums are required.) You may no longer allocate cash value to the Separate Account or the Fixed Account. You will receive in cash any remaining cash surrender value that is not used to elect a paid-up benefit. The paid-up benefit must not be:
..  more than can be purchased using the Certificate's cash surrender value;
..  more than the death benefit under the Certificate at the time you choose to use this provision; or
..  less than $10,000.

Loan Privileges

[SIDEBAR: You can borrow from us and use the Certificate as security for the loan.]

The amount of each loan must be:
..  At least $200; and
.. No more than 75% of the cash surrender value (unless state law requires a different percentage to be applied, as set forth in your Certificate) when added to all other outstanding Certificate loans. For certain Group Policies, we may charge a transaction fee of up to $25 for each loan if the Certificate so states.

As of your loan request's Date of Receipt, we will:
.. Remove an amount equal to the loan from your cash value in the Fixed Account and each investment division of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.
.. Transfer such cash value to the Loan Account, where it will be credited with interest at a rate equal to the loan rate charged less a percentage charge, based on expenses associated with Certificate loans, determined by us. This percentage charge will not exceed 2%, and the minimum rate we will credit to the Loan Account will be 3% per year (for Group Policies issued prior to March 1, 1999, the minimum rate is 4%). At least once a year, we will transfer any interest earned in your Loan Account to the Fixed Account and the investment divisions, according to the way that we then allocate your net premiums.
..  Charge you interest, which will accrue daily at a rate of up to 8% per year
   (which is the maximum rate we will ever charge). We will determine the current interest rate applicable to you at the time you take a loan. Your interest payments are generally due at the beginning of each Certificate year. However, we reserve the right to make interest payments due in a different manner. If you do not pay the amount within 31 days after it is due, we will treat it as a new Certificate loan.

Repaying your loans (plus accrued interest) is done by sending in payments at any time before the Final Date while the covered person is living. You should designate whether a payment is intended as a loan repayment or a premium payment, since we will treat any payment for which no designation is made as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated.

Before taking a Certificate loan you should consider the following:
.. Interest payments on loans are generally not deductible for tax purposes. .. Under certain situations, Certificate loans could be considered taxable distributions.

.. Amounts held in your Loan Account do not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account either of which may be higher than the interest rate credited on the amount you borrow.
.. If you surrender the Certificate or if we terminate the Certificate, or at the Final Date, any outstanding loan amounts (plus accrued interest) may be taxed as a distribution. (See "Federal Tax Matters--Loans" below.)
.. A Certificate loan increases the chances of our terminating the Certificate due to insufficient cash surrender value. We will terminate your Certificate with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within the greater of (i) 61 days of the monthly anniversary, or (ii) 30 days after the date notice of the start of the grace period is mailed to you.
.. The Certificate's death proceeds will be reduced by any unpaid loan (plus accrued interest).

Optional Benefits Added By Rider

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Each rider contains important information, including limits and conditions that apply to the benefits. Generally, we currently make the following benefits available by rider:

       .Disability Waiver of Monthly       .Accidental Death or
         Deduction Benefit/1,2/              Dismemberment Benefit/1/
       -----------------------------------------------------------------
       .Accelerated Benefits Option/1,3/   .Dependent Life Benefits/1/
       -----------------------------------------------------------------
       .Accidental Death Benefit/1/

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/1/ Provided to you only if elected by your employer.
/2/ An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Certificate's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
/3/ Payment under this rider may affect eligibility for benefits under state or federal law.

Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.

If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want.

You should also consider:
..  That the addition of certain riders can restrict your ability to exercise certain rights under the Certificate.
.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Certificate terminates because of poor investment performance or any other reason, the rider generally will also terminate.
.. The tax consequences. You should consult with your tax advisor before purchasing one of the riders.

Charges and Deductions

[SIDEBAR: Carefully review the "Table of Charges and Expenses" in the "Summary" which sets forth the charges that you pay under the Certificate.]

Certificate Charges

The Certificate charges compensate us for our expenses and risks. Any distinctions we make about the specific purposes of the different charges are imprecise, and we are free to keep and use our revenues or profits for any other purpose, including paying any of our costs and expenses in connection with the Certificates under the Group Policies. Our revenue from any particular charge may be more or less than any costs or expenses that charge is intended primarily to cover. The following sets forth additional information about some (but not all) of the Certificate charges.

Charge for average expected state taxes attributable to premiums: We make this charge to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state. We will charge one rate for each employer group. We estimate the initial charge for each employer group based on anticipated taxes to be incurred on behalf of each group during its first year of coverage. Thereafter, we will base this charge on anticipated taxes taking into account actual state and local premium taxes we incur on behalf of each employer group in the prior year and known factors affecting the coming year's taxes. This charge may vary based on changes in the law or changes in the residence of the Certificate owners.

We may deduct this charge, as well as the charge for expected federal taxes attributable to premiums, either as a percent of premium or as part of the monthly deduction. In the latter case, the amount we deduct would depend on the amount of premiums paid by the group as a whole rather than the amount paid by you.

Charges included in the Monthly Deduction: The Certificate describes the charges that are applicable to you as part of the monthly deduction. The monthly deduction accrues on each monthly anniversary starting with the Date of Certificate. However, we may make the actual deduction up to 45 days after each such monthly anniversary. We allocate the monthly deduction among the Fixed Account and each of the investment divisions of the Separate Account in the same proportion that the Certificate's cash value in each such option bears to the total cash value of the Certificate in the Fixed Account and the investment divisions.

Cost of insurance: This charge varies based on many factors. Each month, we determine the charge by multiplying your cost of insurance rate by the insurance amount.

The insurance amount is the death benefit at the beginning of the Certificate month, minus the cash value at the beginning of the Certificate month. The insurance amount will be affected by changes in the specified face amount of the Certificate. The insurance amount and therefore the cost of insurance will be greater if the specified face amount is increased. If the alternate death benefit is in effect, then the insurance amount will increase and thus your cost of insurance will be higher.

The cost of insurance rate is based on:

..  The age and rate class of the covered person

..  Group mortality characteristics
.. The particular characteristics that are agreed to by your employer and us, such as:
   1. The rate class structure;
   2. The degree of stability in the charges sought by your employer; and
   3. Portability features.
.. The amount of any surplus or reserves to be transferred to us from any previous insurer or from another of our policies (see "Other Certificate Provisions--Retrospective Experience Rating and Dividends").

The actual monthly cost of insurance rates will be based on our expectations as to future experience. The rates, however, will never exceed the guaranteed cost of insurance rates set forth in the Certificate. These guaranteed rates may be up to 150% of the rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table, Males, age last birthday ("1980 CSO Table"). The maximum guaranteed rates may be higher than the 1980 CSO Table because we use simplified underwriting and non-medical issue procedures whereby we may not require the covered person to submit to a medical or paramedical examination, and may provide coverage to groups that present substandard risk characteristics according to our underwriting criteria. Our current rates are lower than 100% of the 1980 CSO Table in most cases.

We review our rates periodically and may adjust them based on our expectations of future experience. We will apply the same rates to everyone in a group who has had their Certificate for the same amount of time and who is the same age and rate class. We adjust the rates from time to time based on several factors, including:
..  the number of Certificates in force for each group;
..  the number of Certificates in the group surrendered or becoming portable during the period; and
..  the actual experience of the group.

As a general rule, the cost of insurance rate increases each year you own the Certificate, as the covered person's age increases. Our use of simplified underwriting and non-medical issue procedures may result in higher cost of insurance charges for some healthy individuals.

Rate class relates to the level of mortality risk we assume with respect to a covered person. We and your employer will agree to the number of classes and characteristics of each class. The classes may vary by smoker and nonsmokers, active and retired status, Owners of portable Certificates and other Owners, and/or any other non-discriminatory classes we and your employer agree to. The covered person's rate class will affect your cost of insurance.

Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Certificates, including our underwriting and start-up expenses. The Certificate will describe your administration charge. We will determine differences in the administration charge rates applicable to different Certificates under the Group Policies based on expected differences in the administrative costs under the Certificates or in the amount of revenues that we expect to derive from the charge. Such differences may result, for example, from:

..  features that are agreed to by your employer and us;
..  the extent to which certain administrative functions are to be performed by us or by your employer; and
..  the expected average Certificate death benefit.

Charge Against the Separate Account: We make this daily charge against the assets in the Separate Account primarily to compensate us for:
..  mortality risks that covered persons may live for a shorter period than we expect; and
.. expense risks that our issuing and administrative expenses may be higher than we expect.

We may determine differences in this charge for different employer groups based on differences in the levels of mortality and expense risks. These differences arise mainly from the fact that:
.. the factors discussed above on which the cost of insurance and administration charges are based are more uncertain in some cases than others; and
.. our ability to recover any unexpected costs from Certificate charges varies from case to case depending on the maximum rates for such charges we agree to with employers.

We will determine Certificate charge rates pursuant to our established actuarial procedures, and we will not discriminate unreasonably or unfairly against owners of Certificates under any Group Policy. We reserve the right, if permitted by law, to change the structure of this charge so that it is charged on a monthly basis as a percentage of cash value in the Separate Account or so that it is charged as a part of the monthly deduction.

Portfolio Company Charges

Each of the Portfolios pays an investment management fee to its investment manager. Each Portfolio also incurs other direct expenses. See the fuller description contained in the Fee Table section of this Prospectus (also see the Fund Prospectus and Statement of Additional Information referred to therein for each Fund). You bear indirectly your proportionate share of the fees and expenses of the Portfolios of each Fund that correspond to the Separate Account investment divisions you are using.

Other Charges

Additional Taxes. In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the cash surrender value of the Policies. If we do incur such taxes, we reserve the right to charge cash value allocated to the Separate Account for these taxes.

Transaction Fee for Surrenders or Partial Withdrawals. Your Certificate may provide that we may charge a transaction fee of up to $25 for each surrender or partial withdrawal. In no event, however, will the charge be greater than 2% of the amount withdrawn.

Certificate Termination and Reinstatement

Termination: We will terminate the Certificate without any cash surrender value if:
..  The cash surrender value on any monthly anniversary is less than the monthly deduction; and
.. We do not receive a sufficient premium payment within the grace period to cover the monthly deduction. We will mail you notice if any grace period starts. The grace period is the greater of (a) 61 days measured from the monthly anniversary and (b) 30 days after the notice is mailed.

Reinstatement: The following applies unless the Group Policy has been terminated and you would not have been permitted to retain your Certificate on a portable or paid-up basis. Upon your request, we will reinstate the Certificate, subject to certain terms and conditions that the Certificate provides. We must receive your request within 3 years (or within a longer period if required by state law) after the end of the grace period and before the Final Date. You also must provide us with:
..  A written request for reinstatement.
..  Evidence of insurability that we find satisfactory.
.. An additional premium amount that the Certificate prescribes for this purpose.

Your certificate can also terminate in some cases if your employer ends its participation in the group Policy. This is discussed in detail under "Other Certificate Provisions--Effect of Termination of Employer Participation in the Group Policy" below.

Federal Tax Matters

[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under the Certificate.]

The following is a brief summary of some tax rules that may apply to the Certificate. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under the Certificate, especially before you make unscheduled premium payments, change your specified face amount, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Certificate.

Insurance proceeds

..  Generally excludable from your beneficiary's gross income.
.. The proceeds may be subject to federal estate tax: (i) if paid to the covered person's estate; or (ii) if paid to a different beneficiary if the covered person possessed incidents of ownership at or within three years before death.
..  If you die before the covered person, the value of the Certificate
   (determined under IRS rules) is included in your estate and may be subject to federal estate tax.
.. Whether or not any federal estate tax is due is based on a number of factors including the estate size.

Cash value (if the Certificate is not a modified endowment contract)

.. You are generally not taxed on your cash value until you withdraw it, surrender the Certificate or receive a distribution when your Certificate terminates or on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Certificate years, when a distribution may be subject to tax if there is a gain in the Certificate (which is generally when your cash value exceeds the cumulative premiums you paid).

Loans

..  Loan amounts received will generally not be subject to income tax, unless your Certificate is or becomes a modified endowment contract or terminates. .. Interest on loans is generally not deductible.

.. If the Certificate terminates (upon surrender, cancellation, lapse, or the Final Date of replacement by your employer of your group coverage with other group coverage) while any Certificate loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Certificate distribution. Thus, there will generally be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. Please be advised that amounts borrowed and withdrawn reduce the Certificate's cash value and any remaining cash value of the Certificate may be insufficient to pay the income tax on your gains.

Modified Endowment Contracts

These contracts are life insurance contracts where the premiums paid during the first 7 years after the Certificate is issued, or after a material change in the Certificate, exceed tax law limits referred to as the "7-pay test." Material changes in the Certificate include changes in the level of benefits and certain other changes to the Certificate after the issue date. Reductions in benefits during a 7-pay period may cause the Certificate to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

If your Certificate is considered a modified endowment contract the following applies:

..  The death benefit will generally be income tax free to your beneficiary, as discussed above.
.. Amounts withdrawn or distributed before the covered person's death, including loans, assignments and pledges, are treated as income first and subject to income tax (to the extent of any gain in the Certificate). All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.
.. An additional 10% income tax generally applies to the taxable portion of the amounts received before age 59 1/2, except generally if you are disabled or if the distribution is part of a series of substantially equal periodic payments made over life expectancy.

Diversification

In order for the Certificate to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Certificate. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Certificate owners of gains under their Certificates.

Changes to tax rules and interpretations

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Certificate. These changes may take effect retroactively. We reserve the right to amend the Certificate in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:
..  Possible taxation of cash value transfers between investment funds.
..  Possible taxation as if you were the owner of your allocable portion of the
   Separate Account's assets.
..  Possible limits on the number of investment funds available or the frequency of transfers among them.
..  Possible changes in the tax treatment of Certificate benefits and rights.

Other issues relating to group variable universal life

While "employee pay all" group variable universal life should generally be treated as separate from any Internal Revenue Code Section 79 Group Term Life Insurance Plan also in effect, in some circumstances group variable universal life could be viewed as being part of such a plan, giving rise to adverse tax consequences. Finally, employer involvement and other factors determine whether group variable universal life is subject to the Employee Retirement Income Security Act ("ERISA").

Contacting Us

[SIDEBAR: You can contact us at our Administrative Office.]

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Administrative Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Certificate loan; changing the specified face amount; taking a partial withdrawal; surrendering the Certificate; making transfer requests (including elections with respect to the systematic investment strategies) or changing your premium allocations. Our Administrative Office is our office at 177 South Commons Drive, Aurora, Illinois 60507. We may name additional or alternate Administrative Offices. If we do, we will notify you in writing.

Rights We Reserve

We reserve the right to make certain changes if we believe the changes are in the best interest of our Certificate owners or would help carry out the purposes of the Certificate. We will make these changes in the manner permitted by applicable law and only after obtaining any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:
..  Operating the Separate Account in any other form that is permitted by applicable law.
..  Changes to obtain or continue exemptions from the 1940 Act.
.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.
..  Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.
.. Changing the way we assess charges without exceeding the aggregate amount of the Certificate's guaranteed maximum charges.

.. Making any necessary technical changes to the Certificate to conform it to the changes we have made.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or Policy owner approval. Whether regulatory or Policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. Such circumstances could, however, include changes in law or interpretations thereof: changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

We reserve the right to refuse to accept any transaction request where the request would tend to disrupt the administration of the Group Policy or the Certificates or is not in the best interest of Certificate owners or the Separate Account.

Other Certificate Provisions

[SIDEBAR: Carefully review the Certificate which contains a full discussion of all its provisions.]

Free Look Period

You can return the Certificate or terminate an increase in the specified face amount during this period. The period is the later of:
.. 10 days after you receive the Certificate or, in the case of an increase, the revised Certificate (unless state law requires your Certificate to specify a longer specified period); and
.. 45 days after we receive the completed enrollment form or specified face amount increase request.

If you return the Certificate, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days. If you terminate an increase in the specified face amount, we will restore all Certificate values to what they would have been had there been no increase. We will also refund any premiums paid so that the Certificate will continue to qualify as life insurance under the federal income tax laws.

Suicide

Subject to applicable state law, if the covered person commits suicide generally within the first two Certificate years (or another period required by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the covered person commits suicide within two years of such increase.

Retrospective Experience Rating and Dividends

Depending on the provisions in the Group Policy and the claim experience under the Group Policy, the Group Policy may be eligible to receive premium refunds or dividends. We have set the cost of insurance rates in such a way that we will not generally pay a premium refund or a dividend. But, if either is due, it will be paid to the Group Policyholder who will distribute it to Certificate owners. Also, in some situations involving transfer of coverage to a group policy or to a successor insurer, certain amounts of surplus or reserves may also be transferred to us or the successor insurer rather than being declared as dividends or premium refunds. The Group Policy describes how we calculate whether any premium refund or dividend will be paid in more detail.

Effect of Termination of Employer Participation in the Group Policy

Your employer can terminate its participation in the Group Policy. In addition, we may also terminate your employer's participation in the Group Policy if either:
1. during any twelve month period, the total specified face amount for all Certificate Owners under the Group Policy or the number of Certificates falls by certain amounts or below the minimum levels we establish (these levels are set forth in the Certificate), or

2. your employer makes available to its employees another life insurance product.

Both your employer and MetLife must provide ninety days written notice to the other as well as to you before terminating participation in the Group Policy. Termination means that your employer will no longer send premiums to us through payroll deduction and that no new Certificates will be issued to employees in your employer's group.

You will remain an Owner of your Certificate if:
.. you are an Owner of a Certificate that has become portable (as discussed below) not later than the Certificate monthly anniversary prior to termination of your employer's participation; or
.. you are an Owner who exercised the paid-up Certificate provision not later than the last Certificate monthly anniversary prior to notice being sent to you of the termination.

For all other Owners,
..  If your employer replaces your group coverage with another life insurance product that is designed to have cash value, .. we will terminate the Certificate and .. we will transfer your cash surrender value to the other life insurance product (or pay your cash surrender value to you if you are not covered by the new product). Any outstanding loan may be taxable.
.. If the other life insurance product is not designed to have cash value, .. we will terminate your certificate and .. we will pay your cash surrender value to you. In such case, this would be taxable to the extent that the cash value received and/or used to pay off an outstanding loan exceeds your tax basis.

If there is no other life insurance product, then, depending on the terms of the Certificate,
..  you may have the option of choosing to become an Owner of a portable
   Certificate or a paid-up Certificate, and .. you may have the option of purchasing insurance based on the "conversion"
   rights set forth in the Certificate and of receiving the cash surrender value of the Certificate. If you choose the conversion rights, the insurance provided will be substantially less (and in some cases nominal) than the insurance provided under the Certificate.

Instead of any of the above options, you may choose to apply the Certificate's cash surrender value to the purchase of an annuity product from MetLife upon termination of the Certificate.

Portable Certificate: A Certificate becomes "portable" when an event specified in the Certificate occurs. These events may include:
..  termination of the payroll deduction plan with no successor carrier
..  other termination of the covered person's employment
.. the sale by your employer of the business unit with which the covered person is employed

If you become the Owner of a portable Certificate, the current cost of insurance may change, but it will never be higher than the guaranteed cost of insurance. Also, we may no longer consider you a member of your employer's group for purposes of determining cost of insurance rates and charges.

Assignment and Change in Ownership

You can assign the Certificate if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Administrative Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax advisor before making any change of ownership or other assignment.

Reports

Generally, you will promptly receive statements confirming your significant transactions such as:
..  Change in specified face amount;
..  Transfers among investment divisions (including those through Systematic
   Investment Strategies, which may be confirmed quarterly);
..  Partial withdrawals;
..  Loan amounts you request; and
..  Loan repayments and premium payments.

If your premium payments are made through a payroll deduction plan, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement generally within 30 days after a Certificate year that will summarize the year's transactions and include information on:
..  Deductions and charges;
..  Status of the death benefit;
..  Cash and cash surrender values;
..  Amounts in the investment divisions and Fixed Account;
..  Status of Certificate loans;
.. Automatic loans to pay interest; and .. Information on your modified endowment contract status (if applicable)

When Your Requests Become Effective

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Administrative Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is:
..  Each day on which the New York Stock Exchange is open for trading.
.. Other days, if we think that there has been a sufficient degree of trading in the Fund's portfolio securities that the current net asset value of its shares might be materially affected.

If your employer's participation in the Group Policy is still in its first year, the effective time of premium allocation instructions and transfer requests you make in the Certificate enrollment form, or within 20 days of your Investment Start Date, is the end of the first Valuation Date after that 20 day period. During the 20 day period, all of your cash value is automatically allocated to our Fixed Account. Your Investment Start Date is the Date of Receipt of your first premium payment with respect to the Certificate, or, if later, the Date of Receipt of your enrollment form.

If your employer has determined to exchange your current insurance coverage for a MetLife Group Policy, there may be a delay between the effective date of the Certificate and the receipt of any cash value from the prior certificate for the 1035 exchange. At the sole discretion of MetLife, the premium attributable to the 1035 exchange may be credited interest from the Certificate effective date. In no case will transfers among the investment options for the premium attributable to the 1035 exchange be applied prior to the date of receipt.

If your employer's participation in the Group Policy is not still in its first year, the Investment Start Date is the effective time of the allocation instructions you made in the Certificate enrollment form. The effective date of your Systematic Investment Strategies will be that set forth in the strategy chosen.

Third Party Requests

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Certificate owners, and who simultaneously makes the same request or series of requests on behalf of other Certificate owners.

Exchange Privilege

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the

Fixed Account. No transaction charge will be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Certificate months (or within 24 Certificate months after a specified face amount increase you have requested, as applicable). In some states, in order to exercise your exchange privilege, you must transfer, without charge, the Certificate cash value (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

Sales of Certificates

We serve as the "principal underwriter," as defined in the 1940 Act, for the Group Policies and Certificates. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

Distributing the Group Policies and Certificates

We sell the Group Policies and Certificates through licensed life insurance sales representatives:
..  Registered through us.
..  Registered through other broker-dealers, including a wholly owned subsidiary.

Commissions

We do not pay commissions to MetLife representatives for the sale of the Group Policies and Certificates, although MetLife representatives may earn certain incentive award credits. We may pay commissions to other registered broker-dealers who have entered into selling agreements with us. Commissions or fees which are payable to a broker-dealer or third party administrator, including maximum commissions, are set forth in our schedules of group insurance commission rates. These commissions consist of:
..  Up to 15% of the cost of insurance, and may be based on the services provided by the broker-dealer or third party administrator, and .. A per-Certificate payment, based on the total number of Certificates issued under a Group Policy.

We may require all or part of the commission to be returned to us by the MetLife representative or other broker-dealer if you do not continue the Certificate for at least two years. The commissions do not result in a charge against the Group Policies or Certificates in addition to the charges already described elsewhere in this Prospectus. We paid commissions of $16,661,
$157,675 and $            in 2000, 2001 and 2002 respectively.

Financial Statements

You can find the financial statements of MetLife and the Separate Account in the Statement of Additional Information referred to on the back cover of this prospectus.

Additional information about the Group Policy, the Certificate and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by
calling      , by e-mailing us at      , or by logging on to our website at
      . You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by calling 1-800-XXX-XXXX.

In order to help you understand how the Certificate's values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the covered person under the Certificate and such factors as the specified face amount, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.

This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Group Policy, Certificates and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

The Separate Account's Registration Number under the Investment Company Act of 1940 is 811- 06025.

                    GROUP VARIABLE UNIVERSAL LIFE POLICIES

                     Metropolitan Life Separate Account UL

                 Issued by Metropolitan Life Insurance Company

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                                  May 1, 2003

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated May 1, 2003 for Group Variable Universal Life and should be read in conjunction therewith. A copy of
that prospectus may be obtained by writing to                         .

                               TABLE OF CONTENTS

      The Company and the Separate Account...........................
      Additional Information about the Operations of the Certificates
       Limits to MetLife's Right to Challenge the Certificate........
       Misstatement of Age...........................................
      Payment and Deferment..........................................
      Showing Performance............................................
      Additional Information About Voting............................
      Restrictions on Financial Transactions.........................
      Legal and Actuarial Matters....................................
      Experts........................................................
      Financial Statements...........................................

                     THE COMPANY AND THE SEPARATE ACCOUNT

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately 9 million individual households in the United States and companies and institutions with over 33 million employees and members. It also has international insurance operations in 14 countries.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

For more information about MetLife, please visit our website at www.metlife.com

        ADDITIONAL INFORMATION ABOUT THE OPERATIONS OF THE CERTIFICATES

Limits To Metlife's Right To Challenge The Certificate

We will not contest:
..  The Certificate after two Certificate years from issue or reinstatement
   (excluding riders added later).
..  An increase in a death benefit after it has been in effect for two years.

Misstatement Of Age

We will adjust benefits to reflect the correct age of the covered person, if this information is not correct in the Certificate enrollment form.

Payment and Deferment

[SIDEBAR: Under certain situations, we may defer payments.]

We can delay transfers, withdrawals, surrender and payment of Certificate loans from the Fixed Account for up to 6 months.

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:
..  The New York Stock Exchange has an unscheduled closing.
..  There is an emergency so that we could not reasonably determine the investment experience of the Certificate.
.. The Securities and Exchange Commission by order permits us to do so for the protection of Certificate owners (provided that the delay is permitted under New York State insurance law and regulations).
..  With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.
.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

                              SHOWING PERFORMANCE

We may advertise or otherwise show:
..  Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations. .. Comparisons of the investment divisions with performance of similar investments and appropriate indices.
.. Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.
..  Personalized illustrations based on historical Separate Account performance.

                       ADDITIONAL INFORMATION ON VOTING

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Certificate owners.

The number of shares for which you can give us voting instructions is determined as of the record date for the Fund shareholder meeting by dividing:
.. The Certificate's cash value in the corresponding investment division; by .. The net asset value of one share of that Portfolio.

We will count fractional votes. If we do not receive timely voting instructions from Certificate owners and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under money laundering or anti-terrorist laws, or other applicable law, we may be required to reject a premium payment or refuse to honor any request for transfers, withdrawals, surrenders, loans, or death benefits, until we receive instructions from the appropriate regulator.

                          LEGAL AND ACTUARIAL MATTERS

Christopher P. Nicholas, Associate General Counsel at MetLife, has passed upon the legality of the Group Policies and Certificates. The firm of Foley & Lardner, Washington, D.C., has advised us on certain matters relating to the federal securities laws.

Michael F. Rogalski, FSA, MAAA, Vice-President and Actuary of MetLife, has examined actuarial matters included in the registration statement, as stated in his opinion filed as an exhibit to the registration statement.

MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, MetLife believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it or the Separate Account.

                                    EXPERTS

            , independent auditors, audited the financial statements included in this Prospectus, as stated in their reports appearing herein. The financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Certificate.

                             FINANCIAL STATEMENTS

                      Metropolitan Life Separate Account UL

PART C.        OTHER INFORMATION

Item 27.       Exhibits

     (a) Resolution of Board of Directors of Metropolitan Life effecting the establishment of Metropolitan Life Separate Account UL*


     (b)  Not Applicable

     (c)  (1) Not Applicable

          (2)  Form of Selected Broker Agreement+++

          (3)  Schedule of Sales Commissions**

     (d) (1) Specimen Group Variable Universal Life Insurance Policy (including any alternate pages as required by State Law) with form of riders, if any++

          (2) Specimen Group Variable Universal Life Insurance Certificate issued under the Group Variable Universal Life Policy (including any alternate pages as required by state law) with form of riders, if any++

     (e) Restated Charter and By-Laws of Metropolitan Life*** (f) Reinsurance Contracts

     (h)  Not Applicable

     (i)  Not Applicable

     (j)  Not Applicable

     (k) Opinion and consent of Counsel as to the legality of the securities being registered++

     (l)  Opinion and consent of Michael F. Rogalski, relating to the Policies+

     (m)  Not Applicable

     (n)  Powers of Attorney+++++

     (o)  Not Applicable

     (p)  Not Applicable

     (q)  Memoranda describing certain procedures filed pursuant to Rule 6e-
          (T)(b)(12)(iii) ++

No Code of Ethics has been included in the above exhibits, because the registrant invests only in shares of open-end management investment companies registered under the Investment Company Act of 1940.


+ To be filed by amendment.
* Incorporated herein by reference to the filing of Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 30, 1997.
** Incorporated by reference from the sections entitled
"Distribution of the Group Policies and Certificates in the prospectuses that are included in this amended Registration Statement.
*** Incorporated herein by reference from the filing to the Post-Effective Amendment No. 11 to the Registration Statement of Separate Account UL (File No. 33-47927) on April 6, 2000.
++ Included in the initial filing of this Registration Statement of Separate Account UL (File No. 33-91226) on April 14, 1995.

+++ Included in the filing of Pre-Effective Amendment No. 1 of this Registration Statement of Separate Account UL (File No. 33-91226) on September 8, 1995.

++++ Incorporated herein by reference to the filing of Post-Effective Amendment No. 4 to the Registration Statement of Separate Account UL (File No. 33-57320) on March 1, 1996.

+++++ Incorporated herein by reference to the filing of Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 033-47927) filed April 30, 1997 except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney which is included in the filing of Post-Effective Amendment No. 6 to the Registration Statement of Separate Account UL (File No. 033-47927) on December 23, 1997, Virginia M. Wilson's power of attorney, which is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Metropolitan Life Separate Account E (File No. 333-80547) filed on November 1, 1999, William C. Steere's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 8 to the Registration Statement of Separate Account UL (File No. 033-57320) on April 23, 1999, and John C. Danforth's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 27 to the Registration Statement of Separate Account E (File no. 002-90380) on April 3, 2001.

Item 28.      Directors and Officers of Depositor



Name and Principal Business Address                                    Positions and Offices with Depositor
-----------------------------------                                    ------------------------------------
Robert H. Benmosche                                                 Chairman of the Board, President and Chief
Metropolitan Life Insurance Company                                              Executive Officer
One Madison Avenue,
New York, NY   10010

Curtis H. Barnette                                                                   Director
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue, Martin Tower 2118
Bethlehem, PA  18016-7699

Gerald Clark                                                      Vice Chairman of the Board and Chief Investment
Metropolitan Life Insurance Company                                                   Officer
One Madison Avenue
New York, NY  10010

John C. Danforth                                                                     Director
Partner
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102

Burton A. Dole, Jr.


Retired Chairman                                                                     Director
Nellcor Puritan Bennett, Inc.
P.O. Box 208
Carlsbad, CA 92018

James R. Houghton                                                                    Director
Chairman and Chief Executive Officer
Corning Incorporated
80 East Market Street, 2nd Floor

Corning, NY  14830

Harry P. Kamen                                                                       Director
Retired Chairman and Chief Executive Officer
Metropolitan Life Insurance Company
200 Park Avenue, Suite 5700
New York, NY   10166

Helene L. Kaplan                                                                     Director
Of Counsel, Skadden, Arps,
Slate, Meagher and Flom
Four Times Square
New York, NY   10036

Catherine R. Kinney                                                                  Director
Group Executive Vice President, Co-Chief Operating
Officer President and Executive Vice
Chairman
New York Stock Exchange, Inc.
11 Wall Street, 6th floor
New York, NY 10005

Charles H. Leighton                                                                  Director
Retired Chairman and Chief Executive Officer
CML Group, Inc.
51 Vaughn Hill Road
Bolton, MA  01720

Stewart G. Nagler                                                 Vice Chairman of the Board and Chief Financial
Metropolitan Life Insurance Company                                                   Officer
One Madison Avenue
New York, NY  10010


John J. Phelan, Jr.                                                                  Director
Retired Chairman and Chief Executive Officer
New York Stock Exchange, Inc.
P. O. Box 524



Locust Valley, NY 11560

Hugh B. Price                                                                        Director
President and Chief Executive Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY   10005

William C. Steere, Jr.                                                               Director
Chairman and Chief Executive Officer
Pfizer, Inc.
235 East 42nd Street
New York, NY   10016



Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.



                    Name                                   Position with Metropolitan Life
Robert H. Benmosche                            Chairman of the Board, President and Chief Executive Officer
Gerald Clark                                   Vice Chairman of the Board and Chief Investment Officer
Stewart C. Nagler                              Vice Chairman of the Board and Chief Financial Officer
Gary A. Beller                                 Senior Executive Vice-President and General Counsel
Gwenn L. Carr                                  Vice President and Secretary
Daniel J. Cavanagh                             Executive Vice President
C. Robert Henrikson                            President- Institutional Business
Jeffrey J. Hogman                              Executive Vice President
Catherine A. Rein                              Senior Executive Vice President; President and Chief Executive Officer of
                                               Metropolitan Property and Casualty Insurance Company
Stanley J. Talbi                               Senior Vice President and Chief Actuary
William J. Toppeta                             President, International
Lisa Weber                                     Senior Executive Vice President, Chief Administration Officer
Judy E. Weiss                                  Executive Vice President and Chief Actuary
Anthony J. Williamson                          Senior Vice President and Treasurer
Virginia M. Wilson                             Senior Vice President and Controller



The business address of each officer is One Madison Avenue, New York, New York 10010.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance Company:

[Module of the List of Companies under Common Control appears here]

Item 30. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which Metropolitan Life Insurance Company ("Metropolitan"), which is the Depositor and the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

     (a)  Other Activity.

          The principal underwriter for the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

          Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account E (principal underwriter and depositor)
          Metropolitan Series Fund, Inc. (principal underwriter and sub-investment manager)
          New England Variable Annuity Fund I (depositor)
          New England Life Retirement Investment Account (depositor)
          The New England Variable Account (depositor)

     (b)  Management.

          See response to Item 28 above.

     (c)  Compensation from the Registrant.



            (1)                        (2)                       (3)                     (4)                    (5)

                                                        Compensation on Events
                                 Net Underwriting          Occasioning the
     Name of Principal            Discounts and        Deduction of a Deferred        Brokerage                Other
        Underwriter                Commissions                Sales Load             Commissions            Compensation
        -----------                -----------                ----------             -----------            ------------
     Metropolitan Life
     Insurance Company               $ _____                      0                       0                     0




Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 32. Location of Accounts and Records

     The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  Metropolitan Life Insurance Company
          One Madison Avenue
          New York, NY 10010

Item 33. Management Services

     Not applicable

Item 34. Fee Representation

   Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 28th day of February, 2003.


                                 Metropolitan Life Separate Account UL

                                 By:  Metropolitan Life Insurance Company

                                 By:  /s/ Gary A. Beller
                                      ------------------
                                      Gary A. Beller, Esq.
                                      Senior Executive Vice President and
                                      General Counsel


Attest:      /s/ James D. Gaughan
             --------------------
             James D. Gaughan
             Assistant Secretary

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 28th day of February, 2003.

                                   Metropolitan Life Insurance Company

                                   BY:      /s/ Gary A. Beller
                                            Gary A. Beller, Esq.
                                            Senior Executive Vice President and
                                            General Counsel

Attest:      /s/ James D. Gaughan
             --------------------
             James D. Gaughan
             Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on February 28, 2003.



            SIGNATURE                                                      Title


                *                                         Chairman of the Board, President and Chief
--------------------------------                                      Executive Officer
       Robert H. Benmosche



                *                                               Vice-Chairman of the Board and
--------------------------------                         Chief Financial Officer (Principal Financial
       Stewart G. Nagler                                                  Officer)

                *                                            Senior Vice President and Controller
--------------------------------                               (Principal Accounting Officer)
       Virginia M. Wilson

                *
--------------------------------
       Curtis H. Barnette                                                  Director

                *                                            Vice Chairman of the Board and Chief
--------------------------------                                      Investment Officer
       Gerald Clark

                *
--------------------------------
       John C. Danforth                                                    Director

                *
--------------------------------
       Burton A. Dole, Jr.                                                 Director




              *
--------------------------------
       James R. Houghton                                                   Director



                *
--------------------------------
       Harry P. Kamen                                                      Director

                *
--------------------------------
       Helene L. Kaplan                                                    Director


--------------------------------
       Catherine R. Kinney                                                 Director

                *
--------------------------------
       Charles M. Leighton                                                 Director

--------------------------------
       John J. Phelan, Jr.                                                 Director

                *
--------------------------------
       Hugh B. Price                                                       Director

                *
--------------------------------
       William C. Steere, Jr.                                              Director

                                                                      February 28, 2003



/s/ Christopher P. Nicholas
--------------------------------
   Christopher P. Nicholas, Esq.
   Attorney- in - fact

* Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with Post-Effective Amendment No. 5 to the Registration Statement of Separate Account UL (File No. 033-47927) filed April 30, 1997 except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney which is included in the filing of Post-Effective Amendment No. 6 to the Registration Statement of Separate Account UL (File No. 033-47927) on December 23, 1997, Virginia M. Wilson's power of attorney, which is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Metropolitan Life Separate Account E (File No. 333-80547) filed on November 1, 1999, William C. Steere's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 8 to the Registration Statement of Separate Account UL (File No. 033-57320) on April 23, 1999, and John C. Danforth's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 27 to the Registration Statement of Separate Account E (File no. 002-90380) on April 3, 2001.